Contract Date

:  08/03/05

Contract No.

:

Licensor	KARMA MEDIA INC. 13101 WASHINGTON Blvd. Suite 220 Los Angeles, CA 90066
Licensee	LatinAmerica Broadcasting Inc. Corporate Offices Attn: Patricia Torres-Burd _ Exec. VP Of Programming & Branding
Licensed Programs	PROGRAM SERIES: “ESTELLE´S PARADISE”
Total No. Of Hours Licensed	Twenty Six (26) episodes – 26 x 30 minute episodes
No. Of Transmissions	4 times per episode / per year = 12 times per episode for a three (3) year period
Period	Three (3) Years, Agreement signed April 2005 and broadcast agreement time-line to begin at launch date of Sept/October 2005
Licensed Rights	LPTV – Houston, Dallas, San Antonio, Austin and Phoenix
Exclusivity	Non exclusive
Territory

Above 5 markets with the understanding that : OPTION TO RENEW AND TERRITORIAL EXTENSION -- Both parties agree that LATINAMERICA may only broadcast each of the programs of THE SERIES  4 times each year during the 3 year period - for a total of 12 runs per episode for the duration that this contract will be valid. If LATINAMERICA should wish to increase the number of transmissions these would be subject to a new contract. Additionally, as LatinAmerica Broadcasting Inc. expands with affiliate markets it will inform LICENSOR and negotiate additional broadcast rights for markets added outside the original market areas.

Licensed Language	Spanish
Broadcast Language	Spanish
Subtitles	n/a
License Fee	A Total of Twenty Six Thousand US Dollars (US$ 26,000)
Materials	1) Betacam SP NTSC (Stereo). 2) Written Scripts. 3) Promotional Materials (synopsis/color stills/slides etc.) (Provided gratuitously by the Licensor ) 4) Video promotional materials.
Delivery Of Materials	Delivery to Licensee shall be at Licensor's expense. Return to Licensor shall be at Licensee’s expense.
Delivery Terms

All episodes must be delivered (as specified) to Licensee by

This may change in the next 30 days

To: LatinAmerica Broadcastings Inc.

2437 Bay Area Blvd.

Suite 144

Houston, TX 77058

Attn: Patricia Torres-Burd

Payment Schedule

US. $ 5,000.00 on Signature  (for the first 5 episodes) followed by 7 equal payment installments of $ 3,000 beginning June 10, July 10, August 10, September 10, October 10, and November 10, and December 10, 2005.  (Each payment guaranteeing delivery of the next 3 episodes)

-------------------------------------------------------------           ----------------------------------------------------------

KARMA MEDIA INC.

LatinAmerica Broadcasting Inc.